UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2008
Date of Report (Date of earliest event reported)

PhotoMedex, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
147 Keystone Drive, Montgomeryville, Pennsylvania 18936
(Address of principal executive offices)
(Zip Code)

(215) 619-3600
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 27, 2008, the Registrant issued a press release reporting its results of operations for the quarter and year ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

99.1    Press Release, dated February 27, 2008.

99.2    Slides related to Investor Quarterly Call.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTOMEDEX, INC.

Dated:	February 27, 2008	By:	/s/ Jeffrey F. O'Donnell
Jeffrey F. O'Donnell
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated February 27, 2008.
99.2	Slides related to Investor Quarterly Call.

4